ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of March 4, 2003 by and among BizLand,  Inc. a Delaware  corporation
(the "Purchaser"), and Network Commerce, Inc., a Washington corporation (the "Seller").

RECITALS

A.       Seller,  through its NCI Hosting  operating  division,  provides web hosting,  domain  registration  and other online business services to its customers;

B.       Seller desires to sell to Purchaser,  and Purchaser  desires to purchase from Seller,  certain of its customers of NCI Hosting and its  relationships  therewith,  and certain other assets,  all upon the terms and subject to the  conditions  set forth in this Agreement.

AGREEMENT

         In  consideration  of the mutual  promises herein  contained,  Purchaser and Seller,  intending to be legally bound,  agree as follows:

SECTION 1.        PURCHASED ASSETS AND ASSUMED LIABILITIES

         1.1.     Purchased Assets.

         (a)      On the terms and subject to the conditions of this  Agreement,  on the Closing Date (defined below) Seller shall sell to Purchaser,  and Purchaser shall purchase from Seller,  the Hosting Customers (as defined below) of Seller,  all accounts  receivable outstanding as of the Closing Date for NCI Hosting  services  provided to the Hosting  Customers (the "Accounts  Receivable"),  and the
assets described on Schedule 1.1 hereto (collectively, the "Purchased Assets").

         (b)      As used herein,  the "Hosting  Customers"  means customers of Seller's NCI Hosting  division that have either (i) met the following  criteria,  or (ii) had one or more of the  following  criteria,  in whole or in part,  waived with respect to it and has been accepted by Purchaser as a customer  Purchaser  desires to purchase.  The Hosting Customers as of the date hereof are set forth on
Schedule 4.6 hereto,  which Schedule may be updated from time to time by mutual  agreement of Purchaser and Seller prior to the Closing
Date (as  defined  herein)  hereunder  in order to add  additional  Hosting  Customers  of Seller  after the date  hereof.  The Hosting
Customer criteria are as follows,  any of which may be waived, in whole or in part, by Purchaser,  in its reasonable  discretion,  with respect to a customer:

              (i) with respect to each  customer,  Seller must provide to Purchaser the most recent billing  information  for each such customer as contained in Seller's records,  consisting of the customer's billing address,  e-mail address, and credit card information, and either

                  (X)      the customer must have an account receivable balance with Seller as of the Closing Date; OR

                  (Y)      the customer must have an active  account with Seller as of the Closing Date (which shall include all active accounts,  any accounts on which there are amounts  past-due and any accounts  that have been  suspended  but not yet cancelled) and such account must not have been cancelled or otherwise terminated by Seller or the customer

         1.2.     Assumed Liabilities.

         Effective as of the Migration Date,  Purchaser will assume Seller's  deferred revenue  liabilities with respect to the Hosting
Customers for services paid for but not rendered.  In addition,  Purchaser will assume Seller's  obligations  under that certain E-Mail
Services  Agreement,  dated April 2, 1998,  by and between  Seller and Critical  Path,  Inc.  (provided,  however,  that Seller will be responsible  for  bringing  current  any past due  amounts  owing under that  agreement  out of and to the extent of proceeds  from the
Purchase Price), and any other executory  contracts  identified in filings made from time to time with the Bankruptcy Court (defined in
Section 1.5 below).

         1.3.     Excluded Assets and Liabilities.

         Notwithstanding  anything in this Agreement to the contrary,  except for the Purchased  Assets described above in this Section
1 and the  assumed  liabilities  in Section  1.2,  Purchaser  is not  purchasing  any other  assets,  Seller's  hardware  and  Seller's nameservers,  any customers of Seller other than the Hosting  Customers or any third-party  software or licenses  thereto,  or assuming any  liabilities  of Seller (other than any liability  resulting  from the  provision of services to such Hosting  Customers  after the
Closing Date) whether in  connection  with Seller's  business or  otherwise.  In  furtherance  and not in limitation of the  foregoing, notwithstanding  anything  herein to the contrary,  other than in connection  with the accounts  receivable that constitute part of the
Purchased  Assets and any charge backs that relate  thereto,  Purchaser is not  acquiring  any  liability  associated  with the Hosting
Customers for services  rendered prior to the Closing Date, nor is Purchaser  assuming any liabilities of Seller or any other person to such Hosting  Customers  or any other person under any of Seller's  contracts or  agreements  (oral,  written or  otherwise)  with such customer.

         1.4.     Migration and Transition Support.

         (a)      Purchaser shall provide certain billing services for Seller prior to the Closing Date, provided,  however,  that such billing  services shall commence only following  receipt of, and shall be subject to all the terms and conditions of, an order from the
Bankruptcy Court (defined in Section 1.5 below)  authorizing  Purchaser to provide the billing services  described in this Section 1.4.
In particular,  for any of Seller's  outstanding  accounts  receivable due from Hosting  Customers in connection with services provided through Seller's NCI Hosting division,  whether for new services or recurring  services,  which accounts receivable are outstanding for any billing  period  prior to March 31, 2003  ("Billing  Period") ,  Purchaser  shall be entitled to bill such  Hosting  Customers  and process  customer  credit cards on behalf of Seller.  Purchaser  shall remit to Seller ninety  percent  (90%) of all amounts  collected for the Billing  Period  ("Credit  Card  Receivables").  It is  contemplated  by the parties  that  Purchaser  shall bill such  Hosting
Customers for the billing periods prior to March 31, 2003 and shall remit the Credit Card  Receivables to Seller in three  installments as the Second  Payment due  hereunder.  In the event that the Closing does not occur,  Purchaser  promptly shall cease all such billing activities and shall transfer to Seller any cash received for the accounts  receivable  (including any cash that may be received in the future from the  successful  processing  of customer  credit  cards),  less a ten percent  (10%)  administrative  fee for such  billing services..  Seller  does  not  make  any  representation  or  warranty  as to any  such  accounts  receivable,  including  as to  their collectibility.

         (b)      For the period (the  "Support  Period")  beginning  from the date of this  Agreement and ending on the earlier of the date  (the  "Migration  Date")  (i) that  is 60 days  after  the  Effective  Date and  (ii) on  which the  Hosting  Customers  shall be
Successfully  Migrated,  Seller and  Purchaser  shall use their  respective  reasonable  best  efforts to support the  migration of the
Hosting Customers' web sites and other data,  including  completion of any domain name pointing  adjustments as reasonably requested by
Purchaser,  to Purchaser's  servers,  with the intent that migration be completed within 60 days of the Effective Date Date. Seller and
Purchaser  further shall use their  respective  reasonable  best efforts to support the  transition of customers to being  Successfully
Migrated as reasonably requested by Purchaser,  including, without limitation,  arranging for introductions to the customers, assisting in the  explanation  of the  transaction  to such customers and providing  technical  assistance to Purchasers  migration team members.
Seller  shall  cooperate  with  Purchaser  and shall use its  reasonable  best  efforts to perform  each of the steps and  provide  the transition support as required under Schedule 1.3 hereto,  and to take any other actions  reasonably  requested by Purchaser during the
Support Period (the "Transition Support").

         (c)      During the Support  Period,  Seller shall use its  reasonable  best efforts to cooperate  with  Purchaser  for domain renewals by Hosting Customers who renew during such period,  (i) by assisting by assigning to Purchaser  Seller's  agreements with such domain name registrar for such customers,  and (ii) reasonably  cooperating with Purchaser to obtain such Registrars  agreement to such assignment.

         (d)      Any  out-of-pocket or third-party costs or expenses incurred by Seller or Purchaser in connection with the migration,
Transition  Support or other support or  cooperation  efforts of the parties shall be at  Purchaser's  sole expense,  provided that any expenses incurred by Seller for which it seeks re-imbursement from Purchaser must be pre-approved in writing.

         (e)      As used herein the term "Successfully Migrated" shall mean that:

              (i) the Hosting Customer's web site has been migrated to Purchaser's network; and

              (ii)Seller has transferred all of the Hosting Customer's billing, support, and other records to Purchaser;

         (e)      Purchaser  shall be solely  responsible  for providing  each Hosting  Customer with notice of  Purchaser's  "Terms of
Service" (as set forth in its web site  (www.bizland.com)  as in effect from time to time) and entering  into such  customer  contracts and/or billing  arrangements with the Hosting Customers as Purchaser deems  appropriate.  Purchaser reserves the right to terminate any customer in  accordance  with its Terms of Service;  provided,  however,  that no such  termination  shall result in a reduction in the
Purchase Price.  The failure of any Hosting Customer to accept  Purchaser's  Terms of Service or any other failure to become a customer of Purchaser shall not result in a reduction in the Purchase Price.

         1.5.     Bankruptcy Court Approval

         The  parties  acknowledge  and agree  that this  Agreement,  the  transaction  contemplated  herein,  and the  assumption  and assignment  by Seller to Purchaser of any related  executory  contracts (or  procedures  for the  assumption  and  assignment  thereof)
pursuant to Sections  105, 363, and 365 of the  Bankruptcy  Code will be subject to approval by an order or orders of the United States
Bankruptcy  Court in the Western District of Washington (the  "Bankruptcy  Court") not  inconsistent  with the terms of this Agreement, unless  otherwise  agreed in writing by Seller and  Purchaser.  Such order or orders  (i) shall  include a finding  that  Purchaser  is subject to the  protections  of Sections  363(f) and 363(m) of the  Bankruptcy  Code,  (ii) shall  have been entered by the  Bankruptcy
Court,  and  (iii) shall  not have been  stayed or vacated  (the  "Final  Order").  The date of entry of the Final  Order  shall be the
"Effective Date" of this Agreement.

SECTION 2.        PURCHASE PRICE

         2.1.     Purchase Price.

         The purchase price (the "Purchase Price") for the Purchased Assets will be $500,000 payable in four installments.

         2.2.     Payment of the Purchase Price.

         The Purchase Price will be payable and subject to the terms as follows:

(a)      Initial  Payment.  The initial  payment of $15,000 (the "Initial  Payment") shall be deposited and placed in escrow with legal counsel to Seller (the  "Deposit"),  on the Effective  Date.  The Initial  Payment shall be released to the Seller on the Third Payment
Date (as defined below).

(b)      Second  Payment.  The Second  Payment  shall be paid to Seller on March 14,  2003,  March 21,  2003 and March 28, 2003 by wire transfer of immediately  available funds to an account  designated by Seller.  The Second Payment shall be the total of the Credit Card
Receivables as billed and collected by Purchaser during the Billing Period

(c)      Third  Payment.  The Third Payment  shall be paid to Seller  twenty (20)  business  days after the Effective  Date (the "Third
Payment Date") by wire transfer of immediately  available funds to an account  designated in writing by Seller. The Third Payment shall be the amount owed after subtracting the Initial Payment and the Second Payment from $250,000.

(d)      Final  Payment.  Sixty (60) calendar days after the Effective  Date,  Purchaser  shall pay the final payment of $250,000.  The
Final  Payment  shall be  personally  guaranteed  by a member of the Board of  Directors  of Purchaser  (whose  financial  condition is reasonably  acceptable to Seller),  such  guarantee to be executed and delivered on the Third Payment Date.  The Final Payment shall be paid by wire transfer of immediately available funds to an account designated in writing by Seller.

(e)      Guarantee.  The  Guarantee  shall be  effective  as of the  Closing  Date.  In the  event  that the  Guarantor  ceases to be a
Director of the Purchaser in the period  between the Closing Date and the Final Payment Date the Guarantee  shall cease to be effective and the  Purchaser  shall  immediately  either (a) provide a  substitute  Guarantee  from an officer,  director or  shareholder  of the
Purchaser (whose  financial  condition is reasonably  acceptable to Seller).  In the event that Purchases fails to obtain an acceptable substitute Guarantor then Purchaser shall place the Final Payment in escrow with counsel for the Seller.

         2.3.     Deposit / Break-up Fee

         (a)      Deposit.  The  Initial  Payment  shall be paid to and placed in the  Deposit  with  counsel  for Seller to be held in escrow and applied to the Purchase  Price in the event of the  consummation  of the Closing  pursuant to this  Agreement.  In the event that  (i) Purchaser  terminates  this  Agreement  after  approval by the  Bankruptcy  Court or (ii) the  Bankruptcy  Court approves the transaction  with Purchaser  pursuant to this Agreement and Seller is otherwise  ready,  willing and able to consummate the transaction by the Closing but Purchaser fails to consummate the  transactions  by the Closing,  then in either case $15,000 shall be due to Seller as liquidated damages, and the balance of the Deposit, if any, shall be returned to Purchaser.

         (b)      Break-Up Fee.  In the event that (i) Seller terminates the Purchase Agreement after approval by the Bankruptcy Court or (ii) the Bankruptcy Court approves the transaction with a third party bidder on terms and conditions similar to this Agreement and
Purchaser is otherwise ready, willing and able to consummate the transaction by the Closing, then in either case a break-up fee of
$15,000 shall be paid to Purchaser as liquidated damages, and the Deposit shall be returned to Purchaser.

SECTION 3.        CLOSING

         3.1.     Closing.

         The closing of the purchase and sale of the  Purchased  Assets (the  "Closing")  shall take place on the Third  Payment  Date,
(the "Closing  Date").  The Closing shall take place via facsimile or overnight  delivery,  or at such other place or time as Purchaser and Seller may mutually agree.

3.2.     Seller's Obligations at Closing

         At the Closing, Seller shall deliver to Purchaser:

         (a)      a certificate (the "Seller's  Closing  Certificate")  setting forth that, except as otherwise  expressly  provided in
Seller's  Closing  Certificate,  (i) each of the  representations  and warranties  made by Seller in this Agreement was accurate in all material  respects as of the Closing Date as if made on the Closing Date,  (ii) each of the obligations that Seller is required to have performed  pursuant to this  Agreement at or prior to the Closing has been duly performed in all material  respects,  and (iii) each of the conditions set forth in Section 6 has been satisfied in all material respects;

         (b)      copies of all required Consents (as defined below), if any; and

         (c)      each of the other  appropriate  instruments  of transfer,  conveyance  and  assignment  with respect to the Purchased
Assets to be delivered by or entered into by Seller at the Closing in  connection  with or pursuant to this  Agreement  (together  with this Agreement, the "Transaction Documents"), duly executed by Seller.

3.3.     Purchaser's Obligations.

         At the Closing, Purchaser shall deliver to Seller:

(a)      The Third Payment pursuant to Section 2.2(c)

(b)      the  personal  guarantee  of a member  of the Board of  Directors  of  Purchaser  (whose  financial  condition  is  reasonably acceptable to Seller) in the form of Exhibit B to this Agreement.

         (c)      a certificate (the "Purchaser's Closing  Certificate")  setting forth that, except as otherwise expressly provided in
                  Purchaser's Closing  Certificate,  (i) each of the representations and warranties made by Purchaser in this Agreement is  accurate  in all  material  respects as of the Closing  Date as if made on the  Closing  Date,  (ii) each  of the obligations  that Purchaser is required to have  performed  pursuant to this Agreement at or prior to the Closing has been duly  performed in all material  respects,  and  (iii) each  of the  conditions  set forth in Section 7 has been satisfied in all material respects; and

         (d)     each of the  agreements  and  documents  contemplated  to be  delivered  or entered  into by  Purchaser at the Closing pursuant to or in connection  with this  Agreement,  including  each of the  Transaction  Documents,  duly executed by
                 Purchaser.

3.4.     Instruments of Conveyance.

         At the  Closing,  Seller  shall (at its own  expense)  execute  and  deliver to  Purchaser  such bills of sale,  endorsements, assignments  and other  instruments  of transfer (in  substantially  the form attached to this Agreement as Exhibit 3.4) and shall take such other  actions as Purchaser may  reasonably  require in order to transfer  title to the Purchased  Assets sold to Purchaser on the
Closing Date.

3.5.     Further Assurances, Etc.

         Seller  shall,  at any time after the Closing and upon the request of  Purchaser,  take such other  actions as  Purchaser  may reasonably  request in order to carry out the intent of this Agreement,  including,  without  limitation,  executing and delivering all such further  instruments  of transfer as may be required to fully  transfer to Purchaser the Purchased  Assets in accordance  with the terms hereof.

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller  represents and warrants,  to and for the benefit of Purchaser as set forth below as of the date hereof,  except as set forth on the  disclosure  Schedules  referenced  herein  (which  Schedules  shall be updated by Seller  prior to the Closing  Date,  if necessary) and except for any approval,  process or  requirements  of the Bankruptcy  Court and subject to issuance of the Final Order.
As used in this  Agreement,  the words "to the best of Seller's  knowledge  and belief," or variations  thereof,  shall mean the actual knowledge of N. Scott Dickson and the  applicable  employees of Seller with primary  responsibility  for Seller's NCI Hosting  division after having made reasonable inquiries and investigations as to the subject matter of such representation and warranty.

         4.1.     Authority; Binding Nature of Agreements.

         Seller has the requisite  corporate power and authority to enter into and to perform its obligations  under this Agreement and the other  Transaction  Documents,  and the execution,  delivery and performance by Seller of this Agreement and the other  Transaction
Documents have been duly  authorized by all necessary  corporate  action of Seller.  Each of this  Agreement and the other  Transaction
Documents constitutes,  or upon execution and delivery will constitute,  the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

         4.2.     Non-Contravention; Consents.

         (a)      Neither the execution and delivery of any of this Agreement or the other Transaction Documents,  nor the consummation of the transaction  contemplated  hereby, will (with or without notice or lapse of time)  (i) contravene,  conflict with or result in a violation of any of the provisions of Seller's organizational  documents,  (ii) contravene,  conflict with or result in a violation of, or give any  governmental  body or other person or entity the right to challenge the  transactions  contemplated  hereby or to exercise any remedy or obtain any relief under, any federal,  state, county, or local law, statute,  rule, regulation,  ordinance,  code, or any decree,  ruling,  order,  writ,  injunction,  award or judgment of any court or governmental,  regulatory or  administrative  authority
(collectively  "Law")  applicable  to Seller or with respect to which any of the  Purchased  Assets is subject;  or (iii) result in the imposition  or  creation  of  any  liens,  claims,  charges,  security  interests,  encumbrances  or  other  rights  of a  third  party
(collectively, "Encumbrances") upon or with respect to some or all of the Purchased Assets.

         (b)      Except as set forth in Section  1.5 above,  Seller  was,  is and will not be required to make any filing with or give any notice to, or to obtain any approval, consent,  ratification,  permission, waiver or authorization (collectively,  "Consent") from, any person,  entity or  governmental  body or authority in connection  with the execution and delivery of any of this Agreement and the other Transaction Documents or the consummation of the transaction contemplated hereby.

         4.3.     Organization.

         Seller has all necessary  corporate  power and  authority to own the  Purchased  Assets in the manner in which such assets are currently owned.

         4.4.     Financial Statements and Other Information.

         (a)      Seller has  delivered or otherwise  made  available to Purchaser the  financial  and other  information  described on
Schedule 4.4 hereto (collectively, the "Information").

         (b)      To the best of Seller's  knowledge  and belief,  all of the  Information  is accurate  and  complete in all  material respects  and,  to the extent such  Information  includes  financial  statements  of Seller  (i.e.,  balance  sheets or  statements  of operation),  such financial  statements present fairly the financial position of Seller and related  subsidiaries or operating units as of the respective dates thereof and the results of operations of seller for the periods covered thereby, as applicable.

         4.5.     Title to Purchased Assets; No Encumbrances.

         Seller is the true and lawful owner of and has good and marketable  title to all of the Purchased  Assets.  Upon  consummation of the transaction  contemplated by this Agreement,  Purchaser will acquire good and marketable title to all of such Purchased  Assets, free and clear of all Encumbrances.

         4.6.     Hosting Customers.

         (a)      To the best of Seller's  knowledge and belief,  Schedule 4.6 hereto  identifies and provides an accurate and complete list of the Hosting  Customers  receiving web hosting services from Seller pursuant to a contract or agreement with Seller (a "Customer
Contract") for such services,  which Schedule may be updated from time to time by Seller to account for new Hosting  Customers  between the date of this  Agreement and the Closing  Date.  Seller has made  available to Purchaser a copy of Seller's  form Customer  Contract that it uses with Hosting Customers for web hosting services.

         (b)      To the best of Seller's  knowledge and belief,  each Customer Contract is valid and in full force and effect,  and is enforceable by Seller in accordance with its terms.

         (c)      Except as set forth in Schedule 4.6 (c) hereto:

                  (i) to the best of Seller's  knowledge  and belief,  no party has violated or breached,  or declared or committed any default under, any Customer Contract; and

                  (ii)to the best of Seller's  knowledge and belief,  no event has occurred,  and no circumstance or condition  exists, that  would  (with or  without  notice  or lapse of time)  (A) result  in a  violation  or  breach  of any of the provisions  of any  Customer  Contract,  (B) give any person or entity the right to declare a default or exercise any remedy  under any  Customer  Contract,  or (C) give  any person or entity the right to cancel,  terminate  or modify any Customer Contract.

         4.7.     No Proceedings or Claims.

         Except  as set  forth in  Schedule  4.7  hereto,  there are no other  actions,  suits,  legal,  administrative  or  regulatory proceedings or investigations pending, or to the best of Seller's knowledge,  threatened,  against or relating to Seller, the Purchased
Assets or the  transactions  contemplated  hereby.  No Hosting  Customer or other person or entity has ever asserted,  or threatened in writing to Seller to assert,  any material claim against Seller in connection  with the Purchased  Assets.  To the knowledge of Seller, no event has occurred,  and no condition or circumstance  exists,  that would (with or without notice or lapse of time) give rise to or serve as a basis for the commencement of any such proceeding or the assertion of any such claim.

         4.8.     Brokers.

         Seller has not  agreed or become  obligated  to pay,  or has not taken any  action  that might  result in any person or entity claiming to be entitled to receive,  any  brokerage  commission,  finder's  fee or similar  commission  or fee in  connection  with the transactions contemplated hereby.

         4.9.     Full Disclosure.

         Seller has provided  Purchaser and Purchaser's  representatives  with full and complete access to all of Seller's  records and other documents and data related to the Purchased Assets.

         4.10.    Non-Solicitation.

         Seller  agrees for a period of two (2) years from the Closing Date,  it will not,  directly or  indirectly  solicit any of the
Hosting  Customers  for any  services or  products,  including,  without  limitation,  shared web  hosting  and domain name sales,  but excluding  any Hosting  Customers  to whom Seller has provided  services or products  through its NCI  Marketing  division or its other business activities.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants, to and for the benefit of Seller, as follows:

         5.1.     Authority; Binding Nature of Agreement, Etc.

         Purchaser is a corporation  duly  organized,  validly  existing and in good standing  under the laws of the State of Delaware, and has the requisite  power and authority to enter into and perform its  obligations  under this  Agreement and the other  Transaction
Documents to which  Purchaser  is a party.  The  execution,  delivery  and  performance  of this  Agreement  and the other  Transaction
Documents to which it is a party have been duly  authorized by all necessary  corporate  action of  Purchaser.  This  Agreement and all other  Transaction  Documents  contemplated  to be executed and delivered by Purchaser each  constitutes  the legal,  valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

         5.2.     Non-Contravention; Consents.

         (a)      Neither the execution and delivery of any of this Agreement or the other Transaction Documents,  nor the consummation of the transaction  contemplated  hereby, will (with or without notice or lapse of time)  (i) contravene,  conflict with or result in a violation  of any of the  provisions  of  Purchaser's  organizational  documents,  or  (ii) contravene,  conflict  with or  result in a violation of, or give any governmental  body or other person or entity the right to challenge the transactions  contemplated  hereby or to exercise any remedy or obtain any relief under, any Law applicable to Purchaser.

         (b)      Purchaser  was,  is and will not be  required to make any filing with or give any notice to, or to obtain any Consent from, any person,  entity or governmental  body or authority in connection with the execution and delivery of any of this Agreement and the other Transaction Documents or the consummation of the transaction contemplated hereby.

         5.3.     Due Diligence.

         Purchaser has had an  opportunity  to undertake any and all due diligence it has  determined  reasonable or necessary in order to allow it to proceed with this  transaction.  Purchaser has been afforded the  opportunity to ask questions and receive  answers from
Seller regarding the Purchased  Assets,  and to obtain any additional  information  necessary to verify the accuracy of the information given to  Purchaser,  and all such  questions  have been answered to  Purchaser's  full  satisfaction.  Without in any way limiting the representations  and warranties of Seller set forth in this Agreement,  Purchaser has been solely responsible for its own due diligence investigation of Seller and the Purchased Assets.

         5.4.     Available Funds.

         Purchaser has sufficient cash on hand or available  without  restriction  under its existing credit  facilities to pay in full the Purchase Price.

         5.5.     Brokers.

         Purchaser  has not agreed or become  obligated  to pay, or has not taken any action that might  result in any person or entity claiming to be entitled to receive,  any  brokerage  commission,  finder's  fee or similar  commission  or fee in  connection  with the transactions contemplated hereby.

SECTION 6.        CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION AT CLOSING

         Purchaser's  obligation  to purchase the Purchased  Assets and to take the other actions  required to be taken by Purchaser on the Closing Date is subject to the satisfaction,  at or prior to the Closing, of each of the following  conditions (any of which may be waived by Purchaser, in whole or in part):

         6.1.     Accuracy of Representations.

         The  representations  and warranties  made by Seller in this Agreement  shall be true and correct in all material  respects on and as of the Closing Date with the same effect as though such  representations  and  warranties had been made on and as of the Closing
Date.

         6.2.     Performance of Obligations.

         Seller shall have  performed  all material  obligations  herein  required to be performed or observed by it on or prior to the
Closing Date.

         6.3.     Additional Documents.

         Purchaser shall have received the following documents:

         (a)      an updated  Disclosure  Schedule as of the Closing Date,  which update can be given via listing any exceptions to the accurateness of any representations and warranties as part of Seller's Closing Certificate referred to in Section 3.3(a) above ;

         (b)      evidence  satisfactory to Purchaser that the Consents referenced in Section 4.2 with respect to Seller remain in full force and effect;

         (c)      an executed original of each Transaction  Document  (including  without  limitation the Bill of Sale substantially in the form attached as Schedule  6.3(c)  hereto) to which Seller is a party and evidence  satisfactory  to Purchaser  that no default has occurred or is continuing under any of such instruments, agreements or other documents;

SECTION 7.        CONDITIONS TO SELLER'S OBLIGATIONS AT THE CLOSING

         Seller's  obligation to sell the Purchased  Assets and to take the other actions required to be taken by Seller at the Closing
Date,  is subject to the  satisfaction,  at or prior to the Closing  Date,  of each of the  following  conditions  (any of which may be waived by Seller, in whole or in part):

         7.1.     Accuracy of Representations.

         The  representations  and warranties of Purchaser  contained in Section 5 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

         7.2.     Performance of Obligations.

         Purchaser shall have performed all material  obligations  herein required to be performed or observed by it on or prior to the
Closing Date.

         7.3.     Additional Documents.

         Seller shall have received an executed original of each Transaction Document to which Purchaser is a party.

SECTION 8.        SURVIVAL OF REPRESENTATIONS AND COVENANTS.

         The representations,  warranties,  covenants and obligations of Seller and Purchaser hereunder and under the other Transaction
Documents shall survive the Closing Date hereunder.  All of said  representations  and warranties shall remain in full force and effect and shall survive for a period of six months following the Closing Date.

SECTION 9.        MISCELLANEOUS PROVISIONS

         9.1.     Fees and Expenses.

         Except as  otherwise  specifically  provided  herein,  each  party  shall pay its own fees,  costs and  expenses  incurred  in connection with this Agreement and the transactions contemplated hereby.

         9.2.     Attorneys' Fees.

         If any legal  action or other  legal  proceeding  relating  to any of the  Transaction  Documents  or the  enforcement  of any provision of any of the Transaction  Documents is brought against any party hereto,  the prevailing  party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

         9.3.     Transfer Taxes.

         Seller and  Purchaser  shall  equally  share and be  responsible  for all sales,  use and transfer  taxes due by reason of the consummation of the transactions contemplated by this Agreement.

         9.4.     Notices.

         Any notice or other  communication  required  or  permitted  to be  delivered  to any party under this  Agreement  shall be in writing and shall be deemed properly  delivered,  given and received when delivered (by hand, by registered mail, by courier or express delivery  service or by  telecopier)  to the address or  telecopier  number set forth  beneath the name of such party below (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto):

         if to Seller:
         Network Commerce, Inc.
         411 1st Avenue South, Suite 200 N,
         Seattle, WA 98104
         Attention: CEO
         Telecopier: (206) 223-1996

         With a required copy to:
         Cairncross & Hempelmann, P.S.
         524 Second Avenue, Suite 500
         Seattle, WA 98104
         Attention:  Timothy M. Woodland
         Telecopier: (206) 587-2308

         if to Purchaser:

         BizLand Inc.
         70 Blanchard Road
         Burlington, MA 01803
         Attention: CEO
         Telecopier: (781) 272-2915

         With a copy to:
         BizLand Inc.
         70 Blanchard Road
         Burlington, MA 01803
         Attention:  General Counsel
         Telecopier: (781) 272-2915

         9.5.     Counterparts.

         This  Agreement may be executed in several  counterparts,  each of which shall  constitute an original and all of which,  when taken together, shall constitute one agreement.

         9.6.     Governing Law; Dispute Resolution; Venue; Waiver of Jury Trial.

         Except to the extent the  mandatory  provisions  of the  Bankruptcy  Code apply,  this  Agreement  shall be  governed  by, and construed in accordance  with,  the laws of the State of Washington  applicable to contracts made and to be performed  entirely  within such  state  without  regard to  principles  of  conflicts  or choice  of laws or any other law that  would  make the laws of any other jurisdiction  other than the State of  Washington  applicable  hereto.  The parties  agree  that,  except as  provided  herein  without limitation of any party's right to appeal any order of the Bankruptcy  Court,  (a) the  Bankruptcy  Court shall retain  jurisdiction to enforce the terms of this  Agreement  and to decide any claims or disputes that may arise or result from,  or be connected  with,  this
Agreement,  any breach or default hereunder,  or the transactions  contemplated herein; and (b) any and all actions or causes of action relating to the foregoing  shall be filed and  maintained  only in the Bankruptcy  Court,  and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court. The parties hereto  irrevocably and  unconditionally  waive trial by jury in any legal action or proceeding relating to the Agreement and any agreements entered into in connection herewith and any amendment,  waiver,  consent, or other  document  that amends  waives,  supplements,  or otherwise  modifies  the  Agreement  or any of the  agreements  entered into in connection herewith and therewith.

         9.7.     Successors and Assigns.

         This  Agreement  shall be binding upon Seller and its  successors  and assigns (if any) and Purchaser and its  successors  and assigns (if any). This Agreement shall inure to the benefit of Seller,  Purchaser,  and the respective  successors and assigns (if any)
of the  foregoing.  Purchaser  may freely  assign any or all of its rights  under  this  Agreement,  in whole or in part,  to any other person or entity, including without limitation any affiliate thereof, with the consent of the Bankruptcy Court.

         9.8.     Remedies Cumulative.

         The rights and remedies of the parties hereto shall be cumulative (and not alternative).

         9.9.     Waiver.

         No failure or delay on the part of any party hereto to exercise any right or remedy under this  Agreement  shall  operate as a waiver of such right or remedy,  and no single or partial  exercise  of any such right or remedy  shall  preclude  any other or further exercise  thereof.  No party shall be deemed to have waived any claim arising out of this Agreement,  or any right or remedy under this
Agreement,  unless  the  waiver of such  claim,  right or remedy is  expressly  set forth in a written  instrument  duly  executed  and delivered on behalf of such party.

         9.10.    Amendments.

         This  Agreement  may not be amended  other than by a written  instrument  duly  executed and  delivered  by a duly  authorized officer on behalf of Purchaser and Seller, respectively.

         9.11.    Severability.

         In the event that any provision of this Agreement shall be determined to be invalid,  unlawful,  void or  unenforceable to any extent,  the remainder of this Agreement shall not be impaired or otherwise  affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         9.12.    Parties in Interest.

         None of the  provisions  of this  Agreement  is intended to provide any rights or remedies to any person or entity  other than the parties hereto and their respective successors and assigns (if any).

         9.13.    Entire Agreement.

         The  Transaction  Documents  (including  Schedules  and Exhibits  thereto) set forth the entire  understanding  of the parties relating to the subject matter thereof and supersede all prior written or oral  agreements and  understandings  among or between any of the parties relating to the subject matter thereof.

         9.14.    Setoff.

         Purchaser  shall not have any right of setoff  against any amounts owed to Seller  resulting from any breach of the covenants, representations or warranties set forth herein.

         9.15.    Confidential Information.

         Purchaser acknowledges that it has had access to or has gained knowledge of certain non-public information of Seller and its customers (including, without limitation, customer lists, credit card and billing information, product plans, business plans, promotional and marketing strategies and activities, and trade secrets) ("Confidential Information") in connection with Purchaser's review and due diligence investigation and negotiation regarding the proposed purchase of assets of the Company's NCI Hosting business (the "Transaction").  Purchaser acknowledges and agrees that all such Confidential Information are valuable and confidential assets of the Company.  Purchaser, and its officers, directors, employees, agents and members, shall hold any and all such

Confidential Information in trust and confidence and shall not use or disclose any such information other than solely in connection with the Transaction; provided, further that in the event this Agreement is terminated or Closing does not otherwise occur, Purchaser shall promptly return to Seller all materials (whether in written, electronic or other format) containing any such Confidential
Information.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.
"PURCHASER"	BIZLAND, INC. a Delaware corporation By: /s/ Steve Sydness Name: Steve Sydness Title: CEO
"SELLER"	Network Commerce, Inc. By: /s/ N. Scott Dickson Name: N. Scott Dickson Title: Chief Executive Officer and Chief Financial Officer